AMERICAN INDEPENDENCE FUNDS TRUST

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(212) 488-1331

August 1, 2016	VIA ELECTRONIC DELIVERY

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE
Washington, DC 20549

RE:	The American Independence Funds Trust (the “Registrant” or “Trust”)
SEC File Numbers: 811-21757; 333-124214

Mr. Grzeskiewicz:

On behalf of the American Independence Funds Trust (the “Trust”), we are filing a Preliminary Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934. Shareholders of the American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”), the American Independence Boyd Watterson Core Plus Fund (“Core Plus Fund”), and the American Independence Navellier International Fund (“International Fund”), each a series of the Trust (the “Funds”), are being asked to approve the following proposals:

1.      For the Kansas Fund, to approve a new Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and Carret Asset Management, LLC (“Carret”); and

2.      For the Core Plus Fund, to approve a new Investment Sub-Advisory Agreement between RiskX Investments and Carret.

3.      For the International Fund, to approve two Investment Sub-Advisory Agreements: (3a) an amended Agreement between RiskX Investments and Navellier & Associates, Inc. and (3b) a new Agreement between RiskX Investments and Manifold Partners LLC.

Proposals 1 and 2 are related in that, if both proposals are approved by shareholders, a single investment sub-advisory agreement will cover both Funds. If shareholders of only one of the Funds give their approval, the sub-advisory agreement would be modified to reflect only the approval. If Proposal 2 is approved by shareholders, the Core Plus Fund’s name will be changed to American Independence Carret Core Plus Fund.

For the third Proposal, both Sub-Advisory Agreements must be approved; otherwise, neither will be implemented.  If both 3a and 3b are approved, the International Fund’s name will be changed to American Independence Multi-Manager International Fund.

We acknowledge that should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing.

We understand that the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Trust from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and the Trust may not assert this action as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please do not hesitate to contact me at 646-747-3490 should you have any questions pertaining to this filing.

                                                                                                Very truly yours,

                                                                                                /s/ John J. Pileggi

                                                                                                John J. Pileggi

                                                                                                President

American Independence Funds Trust

enclosure